UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2007

IOMEGA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12333	86-0385884
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

10955 Vista Sorrento Parkway, San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

(858) 314-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Purchase Agreement

On December 12, 2007, Iomega Corporation, a Delaware corporation (“we” or the “Company”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with Great Wall Technology Company Limited, a People’s Republic of China (“PRC”) company (“GWT”), ExcelStor Group Limited, a Cayman Islands company (“EGL”), ExcelStor Holdings Limited, a British Virgin Islands company (“EHL” and, together with GWT and EGL, the “Selling Shareholders”), ExcelStor Great Wall Technology Limited, a Cayman Islands company (“EGWTL”), and Shenzhen ExcelStor Technology Limited, a PRC company (“SETL”), to acquire from the Selling Shareholders all of the issued and outstanding shares in EGWTL and SETL (together with their respective subsidiaries, “ExcelStor”). Pursuant to the Purchase Agreement, as consideration for the sale of ExcelStor to the Company, the Company will issue to the Selling Shareholders a number of shares of the Company’s common stock (the “Consideration Shares”) that will represent, in the aggregate, 60% of the issued and outstanding capital stock of the Company (utilizing the treasury stock method) immediately following the completion of the transaction contemplated by the Purchase Agreement (the “Transaction”). As a result, following the completion of the Transaction, GWT will own approximately 43% of the Company’s outstanding common stock, making GWT the Company’s largest single stockholder. The boards of directors of the Company, each of the Selling Shareholders, EGWTL and SETL have unanimously approved the Purchase Agreement and the Transaction.

Completion of the Transaction is subject to customary closing conditions, including the approval of the stockholders of the Company and GWT, approval by certain PRC government authorities and other applicable government and regulatory authorities, and the expiration or termination of any required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any applicable non-U.S. antitrust laws. Until the Transaction is completed, both the Company and ExcelStor will continue to operate their businesses independently. Following the completion of the Transaction, ExcelStor will operate as a wholly owned subsidiary of the Company.

The Purchase Agreement contains customary representations, warranties and covenants, including covenants obligating the Company and GWT to solicit the requisite approvals of their respective stockholders of the Transaction. The Purchase Agreement also contains a customary “no solicitation” provision pursuant to which, prior to the completion of the Transaction, the Company is not permitted to solicit or engage in discussions with any third party regarding another acquisition proposal unless it has received an unsolicited bona fide written proposal or offer that the Company’s board of directors determines would reasonably constitute a superior proposal.

The foregoing summary of the Purchase Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such document, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Purchase Agreement has been provided pursuant to applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) in order to provide investors and stockholders with information regarding its terms and is not intended to provide any other factual information about the Company or any other party. In particular, the representations, warranties and covenants contained in the Purchase Agreement have been made only for the purpose of such agreement and, as such, are intended solely for the benefit of the parties to such agreement. In many cases, these representations, warranties and covenants are subject to limitations agreed upon by the parties and are qualified by certain disclosures exchanged by the parties in connection with the execution of the Purchase Agreement. Furthermore, many of the representations and warranties in the Purchase Agreement are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessarily reflect facts about the Company or any other party. Likewise, any references to materiality contained in the representations and warranties may not correspond to concepts of materiality applicable to investors or stockholders. Finally, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement and these changes may not be fully reflected in the Company’s public disclosures.

AS A RESULT OF THE FOREGOING, INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED NOT TO RELY ON THE REPRESENTATIONS, WARRANTIES AND COVENANTS CONTAINED IN THE PURCHASE AGREEMENT, OR ON ANY DESCRIPTIONS THEREOF, AS ACCURATE CHARACTERIZATIONS OF THE STATE OF FACTS OR CONDITION OF THE COMPANY OR ANY OTHER PARTY. INVESTORS AND STOCKHOLDERS ARE LIKEWISE CAUTIONED THAT THEY ARE NOT THIRD-PARTY BENEFICIARIES UNDER THE PURCHASE AGREEMENT AND DO NOT HAVE ANY DIRECT RIGHTS OR REMEDIES PURSUANT TO THE PURCHASE AGREEMENT.

Rights Amendment

In connection with the Transaction, the Company and American Stock Transfer & Trust Co. (the “Rights Agent”) entered into an amendment (the “Rights Amendment”) to the Rights Agreement, dated as of July 29, 1999 (the “Rights Agreement”), by and between the Company and the Rights Agent, a copy of which was filed as Exhibit 1 to the Company’s Registration Statement on Form 8-A filed with the SEC on August 5, 1999. Pursuant to the Rights Amendment, the Rights Agreement has been amended to provide that neither the execution and delivery of the Purchase Agreement nor the completion of the Transaction will be deemed to result in the occurrence of a “Stock Acquisition Date” (as defined in the Rights Agreement) or the classification of any Selling Shareholder as an “Acquiring Person” (as defined in the Rights Agreement). In addition, the Rights Amendment provides that subsequent acquisitions of the Company’s common stock from the Company by the Selling Shareholders and certain transfers of the Company’s common stock by the Selling Shareholders will likewise not trigger the issuance of any rights under the Rights Agreement.

The foregoing summary of the Rights Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such document, which is attached hereto as Exhibits 4.1 and incorporated herein by reference.

Bonus and Retention Agreement Amendment

In evaluating this Transaction, the Company’s board of directors and ExcelStor believe it is important to retain continuity among Iomega’s executive officers and to provide incentives for their long term retention. As a result, the Company’s board of directors requested that the executive officers amend their existing Executive Retention Agreements in return for certain incentives. The Executive Retention Agreements with the Company’s executive officers contain a provision that would allow the executive to resign for any reason or no reason during the 30-day period following the first anniversary of the completion of the Transaction and receive full benefits under his Executive Retention Agreement. The Company’s board of directors and ExcelStor believe that it is in the long term interest of the Company and the success of this Transaction for the executive officers to waive that particular provision. Therefore, in connection with the Transaction, each of Jonathan S. Huberman, the Company’s Chief Executive Officer and Vice Chairman, Thomas Kampfer, the Company’s President and Chief Operating Officer, and Preston Romm, the Company’s Chief Financial Officer, entered into a Retention Bonus and Amendment of Executive Retention Agreement with the Company (each, a “Bonus and Retention Agreement Amendment”).

Pursuant to each of the Bonus and Retention Agreement Amendments, Messrs. Huberman, Kampfer and Romm will be entitled to receive a retention bonus in the amounts described below:

•

Mr. Huberman shall receive $1,000,000 payable in equal monthly installments over the twelve-month period following the completion of the Transaction, plus $1,000,000 payable on the third anniversary of the completion of the Transaction.

•

Mr. Kampfer shall receive $466,000 payable in equal monthly installments over the six-month period following the completion of the Transaction, plus $186,000, $140,000 and $139,875 payable on the first, second and third anniversaries of the completion of the Transaction, respectively.

•

Mr. Romm shall receive $209,250 payable in equal monthly installments over the twelve-month period following the completion of the Transaction, plus $209,250 payable on the third anniversary of the completion of the Transaction.

In each case, other rights under Messrs. Huberman’s, Kampfer’s and Romm’s existing Executive Retention Agreements with the Company (each, a “Retention Agreement”) (copies of which were filed as Exhibits 10.21, 10.22 and 10.23, respectively, to the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2007) shall remain in place. Further, the retention bonuses described herein require that in each case, such executive remains employed by the Company at the time each such portion of the retention bonus is due and payable. Under the new Bonus and Retention Agreement Amendment, each executive has agreed to the amendment of the definition of “Good Reason” for purposes of his Retention Agreement, such that “Good Reason” shall not include termination of employment by the executive for any reason or no reason during the 30-day period following the first anniversary of the completion of the Transaction.

The foregoing summary of the Bonus and Retention Agreement Amendments with Messrs. Huberman, Kampfer and Romm and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such documents, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

The Consideration Shares will be offered and sold at the completion of the Transaction in reliance upon an exemption from registration under Regulation S of the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, the Purchase Agreement contains appropriate representations and warranties from the Selling Shareholders that they are not “U.S. persons” (as defined in Regulation S under the Securities Act), will not engage in any “directed selling efforts” (as defined in Regulation S under the Securities Act) in the United States in respect of the Consideration Shares, and will not engage in any hedging transactions with respect to the Consideration Shares unless such transactions are made in compliance with the Securities Act. Likewise, the Purchase Agreement provides that all certificates representing the Consideration Shares will bear appropriate legends indicating that such Consideration Shares may only be resold or offered to the Company, outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, or in the United States pursuant to applicable exemptions from registration under the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Rights Amendment is incorporated into this Item 3.03 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Bonus and Retention Agreement Amendments with Messrs. Huberman, Kampfer and Romm is incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	2.1	Share Purchase Agreement, dated as of December 12, 2007, by and among the Company, Great Wall Technology Company Limited, ExcelStor Group Limited, ExcelStor Holdings Limited, ExcelStor Great Wall Technology Limited and Shenzhen ExcelStor Technology Limited.

	4.1	First Amendment to Rights Agreement, dated as of December 12, 2007, by and between the Company and American Stock Transfer & Trust Co.

	10.1	Retention Bonus and Amendment of Executive Retention Agreement, dated as of December 12, 2007, by and between the Company and Jonathan S. Huberman.

	10.2	Retention Bonus and Amendment of Executive Retention Agreement, dated as of December 12, 2007, by and between the Company and Thomas Kampfer.

	10.3	Retention Bonus and Amendment of Executive Retention Agreement, dated as of December 12, 2007, by and between the Company and Preston Romm.

Important Additional Information for Investors and Stockholders

In connection with the Transaction, the Company intends to file a proxy statement with the SEC. INVESTORS AND STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of the proxy statement (when it becomes available) and other documents filed by the Company at the SEC’s website at http://www.sec.gov. A free copy of the proxy statement when it becomes available may also be obtained from the Company, by calling Investor Relations at (801) 332-3585 or by writing to Iomega Corporation, Attn: Investor Relations, 10955 Vista Sorrento Parkway, San Diego, CA 91230.

The Company, ExcelStor, the Selling Shareholders and each of their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the Transaction. Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2007 Annual Meeting of Stockholders filed with the SEC on April 13, 2007 and the Company’s Current Reports on Form 8-K filed with the SEC on September 27, 2007 and November 8, 2007. Certain directors and executive officers of the Company may have direct or indirect interests in the Transaction due to securities holdings, pre-existing or future indemnification arrangements, vesting of options or rights to severance payments if their employment is terminated following the Transaction. Additional information regarding the Company, ExcelStor, the Selling Shareholders and the interests of each of their respective executive officers and directors in the Transaction will be contained in the proxy statement regarding the Transaction that will be filed by the Company with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IOMEGA CORPORATION

By:	/s/ Thomas D. Kampfer
Thomas D. Kampfer
President and Chief Operating Officer

Date: December 17, 2007